UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2012

Endeavour International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32212	88-0448389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 307-8700

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

LC Agreement Amendment

On January 31, 2012, Endeavour International Corporation (the “Company”) entered into a waiver for its letter of credit facility agreement (the “LC Agreement”) with Commonwealth Bank of Australia (“CBA”). The primary provisions of the waiver include (i) an amendment and waiver for certain existing financial covenants, including the minimum EBITDAX covenant and (ii) CBA’s consent to the issuance of up to $500 million of senior unsecured notes, and the escrow of the proceeds therefrom, including the exclusion of such proceeds from any requirement to grant a security interest in favor of CBA and the exclusion of the notes from the financial covenant calculations while the proceeds are held in escrow. The waiver includes express provisions to enable the Company to complete its previously disclosed acquisition of North Sea assets from several subsidiaries of ConocoPhillips (the “COP Acquisition”). In addition, the Company is required to replace the LC Agreement with another facility in the event that it utilizes a senior secured credit facility to finance the COP Acquisition.

Item 2.02	Results of Operations and Financial Condition.

On January 31, 2012, the Company provided updated production guidance for the quarter ended December 31, 2011 in the offering memorandum and investor presentation relating to its proposed private offering of senior notes due 2020. The information is included in Exhibit 99.1 furnished herewith and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company is furnishing herewith certain information contained in the offering memorandum and investor presentation relating to its proposed private offering of senior notes due 2020. The information is included in Exhibit 99.1 furnished herewith and incorporated herein by reference.

The information in Exhibit 99.1 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these notes in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The notes will not initially be registered under the Securities Act of 1933 or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act of 1933 and applicable state securities laws.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including information in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Reserve Information

On January 31, 2012, the Company provided its historical reserves, the historical reserves for the properties to be acquired in the COP Acquisition (the “COP Assets”) and the pro forma reserves reflecting the COP Acquisition, each for the year ended December 31, 2011, in the offering memorandum relating to its proposed private offering of senior notes due 2020. All of the reserve information was based on information included in the reserve reports prepared by the Company and audited by Netherland, Sewell & Associates, Inc. for both the historical reserves of the Company and the historical reserves of the COP Assets for the year ended December 31, 2011.

Copies of the Company reserve report and the COP Assets reserve report are attached hereto as Exhibits 99.2 and 99.3, respectively, and each is incorporated herein by reference.

COP Acquisition Financial Information

This Current Report on Form 8-K includes historical statements of the COP Assets for the year ended December 31, 2010 and the nine months ended September 30, 2011.

This Current Report on Form 8-K also includes pro forma financial statements reflecting the COP Acquisition as of December 31, 2010 and the nine months ended September 30, 2011.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The Audited Statement of Combined Revenues and Direct Operating Expenses of the COP Assets for the year ended December 31, 2010 and the Unaudited Statement of Combined Revenues and Direct Operating Expenses of the COP Assets for the nine months ended September 30, 2011 are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Statement of Operations and Unaudited Pro Forma Condensed Consolidating Balance Sheets of the Company, giving effect to the COP Acquisition, as of December 31, 2010 and for the nine months ended September 30, 2011 are filed as Exhibit 99.5 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)	Exhibits.

99.1	Certain information contained in the offering memorandum and investor presentation.
99.2	Endeavour International Corporation Reserve Report for the year ended December 31, 2011 prepared by the Company and audited by Netherland, Sewell & Associates, Inc.
99.3	COP Assets Reserve Report for the year ended December 31, 2011 prepared by the Company and audited by Netherland, Sewell & Associates, Inc.
99.4

Audited Statement of Combined Revenues and Direct Operating Expenses of the COP Assets for the year ended December 31, 2010 and the Unaudited Statement of Combined Revenues and Direct Operating Expenses of the COP Assets for the nine months ended September 30, 2011.

99.5	Unaudited Pro Forma Condensed Consolidated Statement of Operations and Unaudited Pro Forma Condensed Consolidating Balance Sheets of the Company as of December 31, 2010 and for the nine months ended September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOUR INTERNATIONAL CORPORATION
Date: January 31, 2012

	By:	/s/ Robert L. Thompson
Robert L. Thompson
Chief Accounting Officer

EXHIBIT INDEX

99.1	Certain information contained in the offering memorandum and investor presentation.

99.2	Endeavour International Corporation Reserve Report for the year ended December 31, 2011 prepared by the Company and audited by Netherland, Sewell & Associates, Inc.

99.3	COP Assets Reserve Report for the year ended December 31, 2011 prepared by the Company and audited by Netherland, Sewell & Associates, Inc.

99.4	Audited Statement of Combined Revenues and Direct Operating Expenses of the COP Assets for the year ended December 31, 2010 and the Unaudited Statement of Combined Revenues and Direct Operating Expenses of the COP Assets for the nine months ended September 30, 2011.

99.5	Unaudited Pro Forma Condensed Consolidated Statement of Operations and Unaudited Pro Forma Condensed Consolidating Balance Sheets of the Company as of December 31, 2010 and for the nine months ended September 30, 2011.

5